Mar. 31, 2017
Absolute Strategies Fund
Absolute Strategies Fund

On March 27, 2018, the Board of Trustees of Forum Funds (the “Trust”) approved a Plan of Conversion and Termination (the “Plan”) pursuant to which the Fund’s Class R shares will convert into its Institutional Class shares. The Fund’s investment adviser (the “Adviser”) recommended the approval of the Plan to the Board. Based on the Adviser’s recommendation, the Board concluded that it is in the best interests of the shareholders of the Fund’s Class R shares (“Shareholders”) to convert the Class R shares to Institutional Class shares.

The Fund anticipates that it will complete the Plan on or around the close of business on August 1, 2018 (the “Conversion Date”). In anticipation of the conversion, the Fund will convert the Class R shares, without any fee, load, or charge to any Shareholder, to shares of the Fund’s Institutional Class shares with an aggregate net asset value per share (“NAV”) equal to the aggregate NAV of each Shareholder’s Class R shares, both determined as of the Conversion Date. The conversion would be tax-free for Shareholders and place Shareholders in a less expensive share class of the Fund. Following the conversion into the Institutional Class shares, the Fund will take all necessary actions to terminate its Class R shares.

Shareholders have the right to redeem their Class R shares prior to the Conversion Date. Furthermore, purchases of and exchanges into Class R shares will immediately cease to be accepted as of the date of this supplement.